Exhibit 10.1

AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED

CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of July 29, 2010

AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1) WHEREAS, the Borrower is party to a Fourth Amended and Restated Credit and Reimbursement Agreement dated as of July 29, 2008 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Existing Bank Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, Citicorp USA, Inc., as Administrative Agent and the other Bank Parties, agents and arrangers party thereto;

(2) WHEREAS, the Borrower, the Required Banks, each Departing Revolving Credit Loan Bank (as defined in the Credit Agreement) and each Revolving Credit Loan Bank have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Bank Credit Agreement as set forth below (as amended and restated the “Credit Agreement”); and

(3) WHEREAS, certain of the Banks have agreed to increase their Revolving Credit Loan Commitments and other have elected to reduce their Revolving Credit Loan Commitments, which will result in the Revolving Credit Loan Commitments being as set forth on Appendix I to the Existing Bank Credit Agreement, as amended and restated hereby.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date, the Existing Bank Credit Agreement is hereby amended and restated as set forth in Annex A hereto. Each Bank, by executing this Amendment hereby confirms that, on the Effective Date, after giving effect to (a) each Departing Revolving Credit Loan Bank’s and each Reducing Revolving Credit Bank’s (as defined in the Credit Agreement) sale and assignment of its Total Outstandings and Revolving Credit Loan Commitment and (b) each Assignee Revolving Credit Bank’s (as defined in the Credit Agreement) purchase and assumption of such Total Outstandings and Revolving Credit Loan Commitments, the Revolving Credit Commitment of such Bank shall be as set forth on such Bank’s executed signature page to this Amendment No. 2.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which:

(a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors, the Required Banks, each Departing Revolving Credit Loan Bank and each Revolving Credit Loan Bank or, as to any of the Required Banks or Revolving Credit Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment;

(b) the Agent shall have received payment of all accrued fees and expenses of the Arranger Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof);

(c) each Departing Revolving Credit Loan Bank and each Reducing Revolving Credit Bank shall have received payment in full of all accrued interest and fees owing to it under the Existing Bank Credit Agreement with respect to that portion of its Revolving Credit Loan Commitment being sold and assigned on the Effective Date;

(d) each Bank that executes a counterpart to this Amendment on or before 12:00 p.m. (New York City time) on Wednesday, July 28, 2010, shall have received a commitment fee in an amount in respect of such Bank’s Revolving Credit Loan Commitment (as set forth on Appendix I to the Credit Agreement) as follows:

Bank’s Revolving Credit Loan Commitment	Commitment Fee
$75,000,000 or greater	1.125%
$55,000,000- $74,999,999	1.00%
less than $55,000,000	0.75%

(e) the Agent shall have received a favorable opinion or opinions of counsel to the Borrower regarding the due authorization, execution and delivery and enforceability of this Amendment and other matters reasonably requested by the Agent;

(f) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing; and

2	AES – Amendment No. 2

(g) the Agent shall have received certified copies of (A) the resolutions of the Board of Directors of the Borrower and each of the Subsidiary Guarantors approving this Amendment and the matters contemplated hereby and (B) all other documents evidencing other necessary corporate action and governmental or other third party approvals and consents, if any, with respect to this Amendment and the matters contemplated hereby.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b) After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4. Reference to and Effect on the Financing Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and restated hereby.

(b) The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall

3	AES – Amendment No. 2

mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment

SECTION 9. Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.

[Signature Pages Follow]

4	AES – Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland, III
Title:	Vice President and Treasurer
Address:	4300 Wilson Boulevard
Arlington, VA 22203
Fax:	(703) 528-4510

[Signature Page]	AES – Amendment No. 2

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Name:	Willard C. Hoagland, III
Title:	Treasurer

AES NEW YORK FUNDING, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Name:	Willard C. Hoagland, III
Title:	Treasurer

AES OKLAHOMA HOLDINGS, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Name:	Willard C. Hoagland, III
Title:	Treasurer

AES WARRIOR RUN FUNDING, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Name:	Willard C. Hoagland, III
Title:	Treasurer

[Signature Page]	AES – Amendment No. 2

AGENTS:

CITICORP USA, INC., as Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Vice President

CITIBANK N.A., as Collateral Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Vice President

7	AES – Amendment No. 2

CITIBANK, N.A.
as Bank

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  60,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

8	AES – Amendment No. 2

Bank of America, N.A.
as Bank

By:	/s/ Patrick Martin
Name: Patrick Martin
Title: Senior Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  60,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

9	AES – Amendment No. 2

BARCLAYS BANK PLC
as Bank

By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  35,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

10	AES – Amendment No. 2

Credit Suisse AG, Cayman Islands Branch
as Bank

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Lynne-Marie Paquette
Name: Lynne-Marie Paquette
Title: Associate

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  30,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

11	AES – Amendment No. 2

Deutsche Bank Trust Company Americas
as Bank

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  60,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

12	AES – Amendment No. 2

MORGAN STANLEY BANK, N.A.
as Bank

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Authorized Signatory

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  60,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

13	AES – Amendment No. 2

Royal Bank of Scotland plc
as Bank

By:	/s/ Paul Chisholm
Name: Paul Chisholm
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  0.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

14	AES – Amendment No. 2

Union Bank, N.A.
as Bank

By:	/s/ Susan K. Johnson
Name: Susan K. Johnson
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  50,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  75,000,000.00

15	AES – Amendment No. 2

GOLDMAN SACHS BANK USA
as Bank

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  30,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  50,000,000.00

16	AES – Amendment No. 2

JPMorgan Chase Bank, N.A.
as Bank

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  60,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  50,000,000.00

17	AES – Amendment No. 2

HSBC Bank USA, National Association
as Bank

By:	/s/ William S. Edge III
Name: William S. Edge III
Title: Managing Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  0.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  25,000,000.00

18	AES – Amendment No. 2

Société Générale
as Bank

By:	/s/ Yao Wang
Name: Yao Wang
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  0.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  25,000,000.00

19	AES – Amendment No. 2

BNP Paribas
as Bank

By:	/s/ Pasquale A. Perraglia IV
Name: Pasquale A. Perraglia IV
Title: Vice President

By:	/s/ Denis O’Meara
Name: Denis O’Meara
Title: Managing Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  25,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  25,000,000.00

20	AES – Amendment No. 2

Credit Agricole Corporate and Investment Bank
as Bank

By:	/s/ Nina Eshoo
Name: Nina Eshoo
Title: Managing Director

By:	/s/ Deborah Kross
Name: Deborah Kross
Title: Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  35,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  25,000,000.00

21	AES – Amendment No. 2

Merrill Lynch Capital Corporation
as Bank

By:	/s/ Kaia Updike
Name: Kaia Updike
Title: Vice President

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  25,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  0.00

22	AES – Amendment No. 2

THE ROYAL BANK OF SCOTLAND N.V. (formerly known as ABN AMRO Bank N.V.).
as Bank

By:	/s/ David J. Deegan
Name: David J. Deegan
Title: Attorney-in-Fact

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  25,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  0.00

23	AES – Amendment No. 2

UBS Loan Finance LLC
as Bank

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ April Varner-Nanton
Name: April Varner-Nanton
Title: Director

Revolving Credit Loan Commitment

under Existing Bank Credit Agreement:

$  15,000,000.00

Revolving Credit Loan Commitment

on Effective Date under Credit Agreement:

$  0.00

24	AES – Amendment No. 2

ANNEX A